UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2022 (May 10, 2022)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 10, 2022. At the Annual Meeting, the stockholders voted on three proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2023 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) Susan W. Brooks	102,144,299	105,576	66,775	14,794,007
(b) John A. Clerico	99,875,854	2,373,877	66,919	14,794,007
(c) Michael Dinkins	100,698,044	1,552,067	66,539	14,794,007
(d) James S. Ely III	99,837,532	2,411,899	67,219	14,794,007
(e) John A. Fry	97,519,129	4,730,201	67,320	14,794,007
(f) Joseph A. Hastings, D.M.D.	101,844,695	404,420	67,535	14,794,007
(g) Tim L. Hingtgen	100,517,413	1,736,554	62,683	14,794,007
(h) Elizabeth T. Hirsch	100,694,656	1,554,987	67,007	14,794,007
(i) William Norris Jennings, M.D.	99,554,735	2,694,928	66,987	14,794,007
(j) K. Ranga Krishnan, MBBS	99,804,672	2,446,395	65,583	14,794,007
(k) Wayne T. Smith	99,879,252	2,395,362	42,036	14,794,007
(l) H. James Williams, Ph.D.	100,714,278	1,532,924	69,448	14,794,007

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
100,172,311	1,960,194	184,145	14,794,007

(3) The stockholders ratified the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountants for 2022:

For	Against	Abstain	Broker Non-Votes
116,073,567	1,000,220	36,870	n/a

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2022	COMMUNITY HEALTH SYSTEMS, INC
(Registrant)

	By:	/s/ Christopher G. Cobb
Christopher G. Cobb
Vice President – Legal and Corporate Secretary

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